DELAWARE POOLED TRUST

Macquarie Labor Select International Equity Portfolio (the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 25, 2022

As previously communicated, on August 18, 2022, the Board of Trustees of Delaware Pooled Trust unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution are now expected to take effect on or about December 16, 2022 (“Liquidation Date”) and the proceeds (less mandatory tax withholding) will be provided to the address of record if no action is taken. Shortly before the Liquidation Date, the Portfolio may convert to cash and cash equivalent positions as a temporary defensive measure to preserve value. After the Portfolio is converted to cash, it may not achieve its investment objective. For Portfolio accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

The Portfolio is presently closed to new investors. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the Liquidation Date, shareholders of the Portfolios will have the opportunity to exchange their shares for Institutional class share of any other Delaware Funds by Macquarie® fund. Any exchange would be made at the current net asset values of the Portfolios and the selected Delaware Fund.

Effective the date of this Supplement, the following is inserted before the first paragraph of the Portfolio’s prospectus section entitled, “Portfolio summaries: Macquarie Labor Select International Equity Portfolio — Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries”:

The Portfolio is liquidating and is therefore closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares until five (5) business days before December 16, 2022.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 28, 2022.